EXHIBIT 10.7




                              INDEMNITY AGREEMENT

     INDEMNITY AGREEMENT (the "Agreement") dated as of ___________ ___,
200_, by and among [insert whichever Bell Atlantic or Vodafone Affiliate is party to the Transaction Agreement], a ___________ corporation ("Partner Party"), [ insert whichever of Bell Atlantic or Vodafone is the ultimate parent entity of the Partner Party] , a ______________ corporation ("Parent") and Wireless Partnership, a Delaware general partnership ("Partnership" ).


                                    PREAMBLE

          Bell Atlantic Corporation ("Bell Atlantic") and Vodafone AirTouch Plc ("Vodafone") have entered into a U.S. Wireless Alliance Agreement, dated as of September 21, 1999 (as amended, the "Alliance Agreement"). All terms used herein and not defined herein shall have the meaning ascribed thereto in the Alliance Agreement. Partner Party has entered into a [insert title of purchase/sale agreement], dated _____________ (the "Transaction Agreement"), with _______________ (the "Transaction Party") pursuant to which Partner Party has agreed to sell certain assets, property rights, liabilities and obligations (the "Sold Assets and Liabilities") which constitute a Bell Atlantic Other Disposition, a Vodafone Other Disposition, a Conflict-Related System or a Conflicted System and/or has agreed to acquire certain assets, property rights, liabilities and obligations (the "Acquired Assets and Liabilities") which constitute proceeds of a Bell Atlantic Other Disposition, a Vodafone Other Disposition, a Conflict-Related System or a Conflicted System. This Agreement is being entered into in accordance with the provisions of
     Section 2.4.6 or 2.5.5 of the Alliance Agreement.

     NOW, THEREFORE, in consideration of the Preamble and the terms, conditions, representations, warranties, covenants, agreements and provisions herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Certain Definitions.

     "Sell-Side Transaction Agreement Indemnification Claim" means any claim for indemnification under the Transaction Agreement against any member of the Indemnified Transaction Group.

     "Buy-Side Transaction Agreement Indemnification Right" means any right to indemnification of the Partner Party under the Transaction Agreement against the Transaction Party or any other person.

     "Indemnified Transaction Group" means each of the Partner Party and if the Parent is Vodafone each Indemnified Vodafone Party or, if the Parent is Bell Atlantic, each Indemnified Bell Atlantic Party.

     2. Status of Transaction Agreement. Nothing contained herein shall constitute an assignment by the Partner Party of the Transaction Agreement or any right, title or interest of the Partner Party therein or obligation thereunder. This Agreement provides for the arrangement between the parties hereto as to the indemnification rights and obligations of the parties hereto with respect to the Sold Assets and Liabilities and the Acquired Assets and Liabilities.


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     3. Sell-Side Indemnification by the Partnership.

     (a) General Sell-Side Indemnity Obligations. Subject to the terms hereof, the Partnership shall indemnify and hold harmless each member of the Indemnified Transaction Group from and against any Losses that such member of the Indemnified Transaction Group may sustain, suffer or incur and that result from, arise out of or relate to any Sell-Side Transaction Agreement Indemnification Claim. Any payment pursuant to the foregoing sentence to a person who is a Partner of the Partnership shall be made pursuant to Section 6.8(e) of the Partnership Agreement; any payment pursuant to the foregoing sentence to any person other than a Partner shall be made directly to such person.

     (b) Certain Limitations on Sell-Side Transaction Agreement Indemnifications Claims. Notwithstanding Section 3(a), nothing contained in this Agreement shall affect the Partnership's rights against any member of an Indemnified Transaction Group pursuant to Articles VIII or IX of the Alliance Agreement (any such right, if capable of being asserted against such member after taking into account all relevant limitations and restrictions contained in such Articles, being "Alliance Agreement Claims") and no Loss resulting from, arising out of or relating to Alliance Agreement Claims shall be a Loss as to which indemnification under Section 3(a) shall be available.

     4. Buy-Side Indemnification by Partner Party. The Partner Party shall indemnify and hold harmless the Partnership for any Losses that the Partnership may sustain, suffer or incur and that result from, arise out of or relate to any of the Acquired Assets and Liabilities but only to the extent that the Partner Party both (a) has a Buy-Side Transaction Agreement Indemnification Right with respect to such Loss, and (b) has actually received proceeds in respect of a Buy-Side Transaction Agreement Indemnification Right for such Loss and then only to the extent of such proceeds received from time to time (determined on an after-tax basis calculated as 40% of the gain or income recognized for federal income tax purposes).

     5. Sell-Side Indemnification Claim Procedure. If a member of the Indemnified Transaction Group seeks indemnification from the Partnership hereunder with respect to a Sell-Side Transaction Agreement Indemnification Claim to which the Indemnified Transaction Group is entitled to indemnification from the Partnership pursuant to Section 3 hereof (an "Action"), it shall give the Partnership prompt notice of the institution of such Action, and the Partnership, with counsel reasonably satisfactory to Parent and at the Partnership"s expense, shall act as agent for the members of the Indemnified Transaction Group in the defense of such Action; provided, however, that the Partnership shall not consent to the entry of any judgment or enter into any settlement, that (x) does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Transaction Group of a complete release therefrom, or (y) provides for injunctive or other non-monetary relief affecting any member of the Indemnified Transaction Group, except with the written consent of such member (which consent shall not be unreasonably withheld, delayed or conditioned). The members of the Indemnified Transaction Group shall render all assistance and cooperation to the Partnership (at Partnership"s sole expense) which the Partnership may request in defense of any such Action including, without limitation, the making of witnesses and documents available for depositions, interrogatories and court proceedings. Any failure to give prompt notice and to tender the defense of an Action pursuant hereto shall not bar a right to claim indemnification hereunder, except to the extent that the Partnership shall have been harmed by such failure.

     6. Buy-Side Indemnification Procedure. Upon the request of the Partnership, the Partner Party and Parent shall appoint the Partnership their respective agent and attorney-in-fact to enforce in the name of the Partner Party and, where applicable, the Parent, but at the sole cost and expense of


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the Partnership, all Buy-Side Transaction Agreement Indemnification Rights that the Partner Party or the Parent may have from time to time. At the reasonable request of the Partnership, the Partner Party and, where applicable, the Parent will or will cause its Affiliates to execute, acknowledge and deliver to the Partnership such documents, certifications and further assurances as the Partnership may reasonably require to better enable the Partnership to enforce such Buy-Side Transaction Agreement Indemnification Rights

     7. Contents of Agreement; Parties in Interest; etc. This Agreement and the other Transaction Documents set forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby. This Agreement shall not be amended or modified except by written instrument duly executed by each of the parties hereto. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement and the other Transaction Documents.

     8. Delaware Law to Govern. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the principles of conflict of law thereof.

     9. No Benefit to Others. Except as expressly provided herein, the covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and they shall not be construed as conferring any rights on any other Persons.


     IN WITNESS WHEREOF, the parties have caused this Indemnity Agreement to be duly executed by their duly authorized representatives as of the date first written above.


                                             [Signature block for Partner Party]

                                             By:
                                                --------------------------------

                                             Print Name:
                                                        ------------------------

                                             Title:
                                                   -----------------------------


                                             [Signature block for ParENt]


                                             By:
                                                --------------------------------

                                             Print Name:
                                                        ------------------------

                                             Title:
                                                   -----------------------------


                                             CELLCO PARTNERSHIP, a Delaware
                                             general partnership


                                             By:
                                                --------------------------------

                                             Print Name:
                                                        ------------------------

                                             Title:
                                                   -----------------------------